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                                                                    Exhibit 23.5


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report included in Amkor Technology Inc.'s Form 10-K for the year ended December 31, 2000, as amended, and to all references to our Firm included in this Registration Statement.

/s/  Siana Carr and O'Connor, LLP
Siana Carr and O'Connor, LLP

Paoli, PA
January 22, 2002

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